Exhibit 99.3

SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT (the “Agreement”) is made as of February 17, 2003, by and among Mark E. Schwarz (“Schwarz”), Newcastle Capital Group, L.L.C., a Texas limited liability company (“Newcastle”), Newcastle Capital Management, L.P., a Texas limited partnership, Newcastle Partners, L.P., a Texas limited partnership (collectively, the “Investors”), and Haggar Corp., a Nevada corporation (the “Company”).  Certain terms used herein are defined in Section IV.7.

RECITALS

WHEREAS, each Investor is the record owner or beneficial owner (as defined in Section IV.7) of certain shares of common stock, par value $0.10 per share, of the Company (including any securities convertible into, or exercisable or exchangeable for, such common stock, “Common Stock”);

WHEREAS, the Kahn Brothers & Co. Profit Sharing Plan & Trust, a trust organized under the laws of New York (the “Trust”) and its co-trustees have notified the Company that they wish to nominate certain persons for election to the Board of Directors of the Company (the “Board”) at the Company’s Annual Meeting of Stockholders to be held in 2003 (the “Annual Meeting”);

WHEREAS, Schwarz, the Trust, Thomas G. Kahn (“Kahn”) and Kahn Brothers & Co., Inc., a New York corporation (“Kahn Brothers”) have filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) regarding the solicitation of proxies to be used at the Annual Meeting to elect the Trust’s nominees as members of the Board;

WHEREAS, the Investors have determined that the best interests of the Company and the Investors would be served by (i) the Investors not engaging in a solicitation of proxies for the Annual Meeting for the election of the nominees of the Trust and its co-trustees in opposition to nominees of the Board (a “Proxy Contest”), (ii) the appointment of Kahn to the Board, subject to certain terms and conditions, and (iii) the other arrangements set forth herein; and

WHEREAS, the Company has determined that the best interests of the Company and its stockholders would be served by (i) the Investors not engaging in a Proxy Contest in connection with the Annual Meeting, (ii) the appointment of Kahn to the Board, subject to certain terms and conditions, and (iii) the other arrangements set forth herein.

NOW, THEREFORE, in consideration of the promises, mutual representations, warranties, covenants and agreements herein contained, and the full, complete and timely performance of each and every one of such covenants and agreements, time being of the essence, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, and intending to be legally bound hereby, each of the parties hereby agrees as follows:

I.

REPRESENTATIONS AND WARRANTIES

1.                                       Representations and Warranties of the Investors.  The Investors, jointly and severally, represent and warrant to the Company as follows:

a.                                       Each Investor who is a natural person is competent and has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  Each Investor which is not a natural person has been duly organized, and is validly existing and in good standing, under the laws of its jurisdiction of formation, and has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

b.                                      This Agreement has been duly and validly executed and delivered by each Investor or by the principals of such Investor and, assuming due and valid execution and delivery by the Company, constitutes a legal, valid and binding agreement of such Investor, enforceable against such Investor in accordance with its terms, subject as to enforceability to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).  The performance of the terms of this Agreement shall not conflict with, constitute a violation of, or require any notice or consent under, any certificate or articles of incorporation, limited partnership agreement, trust agreement, bylaws or any other agreement or instrument to which such Investor is a party or by which such Investor is bound, and shall not require any consent, approval or notice under any provision of any judgment, order, decree, statute, law, rule or regulation applicable to such Investor or such Investor’s shares of Common Stock, except as may be required by federal and state securities laws.

c.                                       There are no other persons (as defined in Section IV.7) who, by reason of their personal, business, professional or other arrangement, relationship or affiliation with such Investor, whether written or oral and whether existing as of the date hereof or in the future, have agreed, explicitly or implicitly, to take any action on behalf of or in lieu of each Investor that would otherwise be prohibited by this Agreement.

d.                                      As of the date hereof, the Investors and their affiliates and associates (as such terms are defined in Section IV.7) beneficially own an aggregate of 4,200 shares of Common Stock (the “Investor Shares”), free and clear of all liens and encumbrances, and no other person has any beneficial ownership interest in the Investor Shares.  Amendment No. 3 to Schedule 13D dated November 27, 2002, filed with the SEC by Kahn, Kahn Brothers, the Trust and Schwarz correctly sets forth the beneficial ownership of shares of Common Stock of each Investor.  As of the date hereof, no Investor or any affiliate or associate of such Investor beneficially owns any equity or debt securities of the Company or any subsidiary, other than the foregoing, and no Investor or any affiliate or associate of such Investor has any rights, options or agreements to acquire or vote any other shares of Common Stock or other securities of the Company.

2.                                       Representations and Warrants of the Company.  The Company represents and warrants to the Investors as follows:

a.                                       The Company has been duly organized, and is validly existing and in good standing, under the laws of the State of Nevada, and has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

b.                                      This Agreement has been duly and validly executed and delivered by the Company and, assuming due and valid execution and delivery by the Investors, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject as to enforceability to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).  The performance of the terms of this Agreement shall not conflict with, constitute a violation of, or require any notice or consent under, the articles of incorporation or bylaws of the Company or any agreement or instrument to which the Company is a party or by which the Company is bound, and shall not require any consent, approval or notice under any provision of any judgment, order, decree, statute, law, rule or regulation applicable to the Company, except as may be required by federal and state securities laws.

II.

STANDSTILL AGREEMENT

1.                                       The Investors agree that the “Standstill Period” shall commence on the date of this Agreement and shall terminate concurrently with the termination of the Standstill Period set forth in the Settlement Agreement of even date herewith among the Company, Kahn, Donald Kahn, Irving Kahn, Kahn Brothers and the Trust.

2.                                       The Investors agree that, during the Standstill Period, without the prior written consent of the Board specifically expressed in a resolution adopted by a majority of the directors of the Company who are not Investors or affiliates or associates of any Investor or members of a “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”)) in which any Investor or any of its affiliates or associates is a member, no Investor shall, directly or indirectly:

a.                                       acquire, announce an intention to acquire, offer or propose to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, beneficial ownership of any Common Stock or other Voting Securities, or direct or indirect rights to options to acquire (through purchase, exchange, conversion or otherwise) any Common Stock or other Voting Securities other than Common Stock or other Voting Securities (i) received as a result of a stock dividend, stock distribution or stock split or (ii) issued by the Company in connection with any reorganization or recapitalization of the Company;

b.                                      solicit proxies (or written consents) or assist or participate in any other way, directly or indirectly, in any solicitation of proxies (or written consents), or otherwise become a “participant” in a “solicitation” (as such terms are defined in Instruction 3 of Item 4 of Schedule 14A and Rule 14a-1 of Regulation 14A, respectively, under the Exchange Act) in opposition to the recommendation or proposal of the Board, or recommend or request or induce or attempt to induce any other person to take any such actions, or seek to advise, encourage or influence any other person with respect to the voting of (or the execution of a written consent in respect of) the Common Stock or other Voting Securities, or execute any written consent in lieu of a meeting of the holders of the Common Stock or other Voting Securities or grant a proxy with respect to the voting of the Common Stock or other Voting Securities to any person other than to the Board or persons appointed as proxies by the Board;

c.                                       initiate, propose or submit one or more stockholder proposals or induce or attempt to induce any other person to initiate any stockholder proposal;

d.                                      seek to call, or to request the call of, a special meeting of the Company’s stockholders, or make a request for a list of the Company’s stockholders;

e.                                       form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) for the purpose of acquiring holding, voting or disposing of any securities of the Company;

f.                                         vote for any nominee or nominees for election to the Board, other than those nominated or supported by the Board, and no Investor other than as provided herein shall consent to become a nominee for election as a member of the Board unless such Investor is nominated or supported by the Board;

g.                                      seek, alone or in concert with others, to place a representative or other affiliate or nominee on the Board or seek the removal of any member of the Board or a change in the size or composition of the Board;

h.                                      deposit any Common Stock or other Voting Securities in a voting trust or enter into any other arrangement or agreement with respect to the voting thereof;

i.                                          acquire or agree, offer, seek or propose to acquire, or cause to be acquired, ownership (including beneficial ownership) of any of the assets or business of the

Company or any rights or options to acquire any such assets or business from any person;

j.                                          seek, propose, or make any statement with respect to, or solicit, negotiate with, or provide any information to any person with respect to, a merger, consolidation, acquisition of control or other business combination, tender or exchange offer, purchase, sale or transfer of assets or securities, dissolution, liquidation, reorganization, recapitalization, dividend, share repurchase or similar transaction involving the Company, its subsidiaries or its business, whether or not any such transaction involves a change of control of the Company;

k.                                       take any action, alone or in concert with any other person, advise, finance, assist or participate in or encourage any person to take any action which is prohibited to be taken by any Investor or any of its affiliates or associates pursuant to this Agreement, or make any investment in or enter into any arrangement with, any other person that engages, or offers or proposes to engage in any of the foregoing;

l.                                          disclose publicly, or privately in a manner that could reasonably be expected to become public, any intention, plan or arrangement inconsistent with the foregoing; or

m.                                    take any action challenging the validity or enforceability of any provisions of this Section II;

provided that nothing in this Section II or elsewhere in this Agreement shall prohibit any Investor from making any statement or disclosure required under the federal securities laws or other applicable laws.

III.

ADDITIONAL AGREEMENTS

1.                                       Press Releases; Public Statements.  Upon the execution of this Agreement, the Company shall issue a press release, the form of which is attached hereto as Exhibit A.  Neither the Company nor the Investors nor any of their respective affiliates or representatives shall issue any other press release or other publicly available document that is inconsistent with, or is otherwise contrary to, the statements in such Company press release.  The Company shall make all filings with the SEC appropriate in connection with the execution of this Agreement, including a Current Report on Form 8-K.  None of the Investors shall thereafter during the Standstill Period issue any press release, grant any interviews with the press or any other person or otherwise make any public statements with respect to the Company or the subject matter hereof unless the Company shall have agreed in form and substance to the contents thereof prior such issuance.

2.                                       Withdrawal of Notices; No Solicitation of Proxies.

a.                                       The Investors hereby acknowledge that the Trust and its affiliates have agreed to withdraw their request made by letter dated November 27, 2002, and supplemented by letter dated December 4, 2002, giving notice to the Company of the intention of the Trust and its co-trustees to nominate directors at the Annual Meeting.

b.                                      The Investors shall not engage in any solicitation of proxies in connection with the Annual Meeting.

3.                                       Mutual Releases.  In consideration of the provisions of this Agreement:

a.                                       Each of the Investors, on behalf of itself, each of its affiliates and each of their respective successors, assigns, heirs, beneficiaries, attorneys, partners, limited partners, stockholders, members, managers, employees and agents (collectively, the “Investor Releasors”), hereby releases and forever discharges the Company and each and all of its directors, officers, employees, subsidiaries, agents, managers, representatives, legal and financial advisors and affiliates, and any heirs, executors, administrators, successors and assigns of any such persons (the “Investor Releasees”), from all actions, causes of action, proceedings, suits, claims, debts, damages, judgments, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, injuries, harms, remedies, extents, executions, liens, liabilities and demands whatsoever, in law or equity, whether known or unknown (collectively, “Claims”), which any of the Investor Releasors  ever had, now has or hereafter can, shall or may have, against the Investor Releasees for, upon, by reason of or otherwise relating to any public statements (whether oral or written) made by the Company or any of its officers, directors, employees or agents at any time prior to the date of this Agreement, provided that this release shall not include any Claims arising out of or relating to the negotiation, execution or performance of this Agreement.

b.                                      The Company, on behalf of itself, each of its affiliates and each of their respective successors, assigns, heirs, beneficiaries, attorneys, partners, limited partners, stockholders, members, managers, employees and agents (collectively, the “Company Releasors”), hereby releases and forever discharges each of the Investors and each and all of their respective directors, officers, employees, subsidiaries, agents, managers, representatives, legal and financial advisors and affiliates, and any heirs, executors, administrators, successors and assigns of any such persons (the “Company Releasees”), from all Claims which the Company Releasors ever had, now has or hereafter can, shall or may have against the Company Releasees, for, upon, by reason of or otherwise relating to any public statements (whether oral or written) made by the Investors or any of their respective officers, directors, employees or agents at any time prior to the date of this Agreement, provided that this release shall not include any Claims arising out of or relating to the negotiation, execution or performance of this Agreement.

c.                                       Nothing in this Agreement shall be deemed to limit, release or waive the right of any party hereto to enforce any and all terms of this Agreement.

d.                                      Each of the parties hereto acknowledges that it has read the contents of the foregoing general release, that it has had the opportunity to review such general release with legal counsel of its choice, that it understands the same and that it has given such general release of its own free act and deed.

4.                                       Negative Remarks.

a.                                       Each Investor hereby agrees that, during the Standstill Period, such Investor will not, and shall cause its agents and representatives not to,  directly or indirectly, in any capacity or manner, make, express, transmit, speak, write, verbalize or otherwise communicate in any way (or cause, further, assist, solicit, encourage, support or participate in any of the foregoing), any remark, comment, message, information, declaration, communication or other statement of any kind, whether verbal, in writing, electronically transferred or otherwise, that might reasonably be construed to be derogatory or critical of, or negative toward, the Company or any of its directors, officers, affiliates, subsidiaries, employees, agents or representatives (collectively, the “Company Representatives”), or to malign, harm, disparage, defame or damage the reputation or good name of the Company, its business or any of the Company Representatives, and/or that reveals, discloses, incorporates, is based upon, discusses, includes or otherwise involves any confidential and/or proprietary information of the Company or its subsidiaries or affiliates.

b.                                      The Company hereby agrees that, during the Standstill Period, the Company will not, and shall cause its agents and representatives not to, directly or indirectly, in any capacity or manner, make, express, transmit, speak, write, verbalize or otherwise communicate in any way (or cause, further, assist, solicit, encourage, support or participate in any of the foregoing), any remark, comment, message, information, declaration, communication or other statement of any kind, whether verbal, in writing, electronically transferred or otherwise, that might reasonably be construed to be derogatory or critical of, or negative toward, any Investor, or to malign, harm, disparage, defame or damage the reputation or good name of such Investor, such Investor’s business (if applicable) or any of such Investor’s agents or representatives.

c.                                       Notwithstanding the foregoing provisions of this Section III.4, in the event that any of the Investors, on the one hand, or the Company, on the other hand, breaches any provision of this Agreement (including, without limitation, in the case of the Investors, their obligations under the provisions of Section II), then all obligations of the nonbreaching party pursuant to this Section III.4 shall terminate automatically without any further action by any party to this Agreement.

5.                                       Specific Performance.  The Company and the Investors acknowledge and agree that in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the Company and the Investors, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and/or to compel specific performance of this Agreement in any action instituted in any federal or state court of the United States having subject matter jurisdiction.

6.                                       Schedule 13D.  Subject to compliance with the terms of this Agreement, within five business days after the date of this Agreement, Schwarz shall file with the SEC one or more amendments to the Statement on Schedule 13D previously filed by him for the purpose of attaching a copy of this Agreement as an exhibit thereto or, if required in the reasonable opinion of legal counsel to such Investors, file a new Statement on Schedule 13D.

7.                                       Permitted Communications.  Notwithstanding any of the provisions of this Agreement to the contrary, no provision of this Agreement shall prohibit any party from (a) filing any documents required by the SEC, provided that the content of any document so filed does not violate any of the other terms and conditions of this Agreement unless such content constitutes disclosure required by any securities laws or rules or regulations promulgated from time to time by the SEC, (b) responding to any legal subpoena, (c) enforcing any rights of such party under this Agreement or (d) in the case of the Company, issuing any press releases for the purpose of disclosing material information under federal or state securities laws.

8.                                       Compliance by Affiliates and Associates.  To the extent any Investor is bound by any covenant or agreement contained in this Agreement, such Investor shall cause, to the extent such Investor has the legal right or authority, each of its affiliates and associates to abide by such covenant or agreement as if such affiliate or associate were itself an Investor and a signatory to this Agreement.  To the extent that such Investor does not have such legal right or authority to cause an affiliate or associate to so abide by such covenant or agreement, such Investor shall use its best efforts to cause such affiliate or associate to abide by such covenant or agreement as if such affiliate or associate were itself an Investor and a signatory to this Agreement.

IV.

MISCELLANEOUS

1.                                       Entire Agreement.  This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes all previous negotiations, representations, discussions or agreements by the parties hereto concerning the subject matter hereof.

2.                                       Headings.  Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

3.                                       Counterparts.  For the convenience of the parties, any  number of counterparts of this Agreement may be executed and delivered (including by facsimile transmission) by the parties, and each such executed counterpart (including any counterparts executed and delivered by facsimile transmission) shall be an original instrument.

4.                                       Notices.  All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed duly given, effective (a) three business days later, if sent by registered or certified mail, return receipt requested, postage prepaid, (b) when sent by telecopier or fax, provided that the telecopy or fax is promptly confirmed by telephone confirmation thereof, (c) when served, if delivered personally to the intended recipient, or (d) one business day later, if sent by overnight delivery via a national courier service, and in each case, addressed:

if to the Company to:

Haggar Corp.

6113 Lemmon Avenue

Dallas, TX  75209

Attn:                    Marc Joseph, General Counsel

Fax:                           (214) 956-4561

with a copy, which shall not constitute notice, to:

Vinson & Elkins L.L.P.

3700 Trammell Crow Center

2001 Ross Avenue

Dallas, TX  75201

Attn:                    A. Winston Oxley

Fax:                           (214) 999-7891

and if to the Investors as follows:

c/o Newcastle Capital Group, L.L.C.

300 Crescent Court, Suite 1110

Dallas, TX 75201

Attn:                    Mark E. Schwarz

Fax:                           (214) 661-7475

with a copy, which shall not constitute notice, to:

Olshan Grundman Frome Rosenzweig & Wolosky LLP

505 Park Avenue

New York, NY 10022

Attn:                    Steven Wolosky

Fax:                           (212) 755-1467

Any party may change the address to which notices or other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

5.                                       Successors and Assigns.  This Agreement shall bind the successors and permitted assigns of the parties, and inure to the benefit of any successor or permitted assign of any of the parties; provided, however, that no party may assign this Agreement without the prior written consent of the other parties hereto.

6.                                       Governing Law.  This Agreement shall be governed by and constructed and enforced in accordance with the internal laws of the State of Nevada, without giving effect to the conflict of the laws principles thereof.

7.                                       Certain Terms.  As used herein, the following terms shall have the meanings ascribed to them:

a.                                       “affiliate” and “associate” shall have the meanings set forth in Rule 12b-2 under the Exchange Act; provided that, for purposes of this Agreement, the term “associate” shall also be deemed to include such person’s spouse, parents, minor children and siblings;

b.                                      “beneficial owner,” “beneficially own,” and “beneficial ownership” shall be determined as set forth under Rule 13d-3 under the Exchange Act; provided that a person shall be deemed to be the beneficial owner of all shares of Common Stock or other Voting Securities which such person has the right to acquire pursuant to the exercise of any rights in connection with any securities or any agreement, regardless of when such rights may be exercised and whether they are conditional;

c.                                       “business day” shall mean any day other than any Saturday, Sunday, or day on which commercial banks in New York, New York are authorized or required to be closed;

d.                                      “person” shall mean any individual, corporation, association, partnership, joint venture, trust, estate, limited liability company, limited liability partnership or other entity or organization, including a government or political subdivision or any agency or instrumentality thereof;

e.                                       “Voting Securities” shall mean securities of the Company having the power to vote generally for the election of directors of the Company and any securities convertible into, or exercisable or exchangeable for, such securities, and shall include, without limitation, the Common Stock.

8.                                       Joint and Several Liability.  The agreements, undertakings, obligations and covenants set forth herein on the part of the Investors shall bind them jointly and severally.

9.                                       Survival of Representations.  All representations and warranties made by the Investors and the Company in this Agreement or pursuant hereto shall survive the date hereof.

10.                                 Amendments; Waiver.  Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative.

11.                                 Interpretation.  Each of the undersigned parties hereby acknowledges that such parties fully negotiated the terms of this Agreement, that each such party had an equal opportunity to influence the drafting of the language contained in this Agreement and that there shall be no presumption against any such party on the ground that such party was responsible for preparing this Agreement or any part hereof.  Whenever the words “include” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The words “hereof,” “herein” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

12.                                 Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability  of the other provisions hereof.  If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

13.                                 No Third Party Beneficiaries.  This Agreement shall be binding upon and, except as provided below, inure solely to the benefit of each party hereto and their successors, assigns and transferees, and nothing in this Agreement, except as set forth below, express or implied, is intended to confer upon any other person (other than the Company Releasees and the Investor Releasees as provided in Section III.3) any rights or remedies of any nature whatsoever under or by reason of this Agreement.

14.                                 Attorneys’ Fees.  In the event of any dispute or controversy arising out of this Agreement or in connection with the interpretation of any term or condition of this Agreement, the enforcement of this Agreement, damages for breach of any provision hereof, or in the situation where any provision of this Agreement is validly asserted as a defense, the prevailing party shall be entitled to recover costs of suit, including reasonable attorneys’ fees actually incurred, from the other party in addition to any other available remedy.

15.                                 Term.  All obligations of the parties under this Agreement shall expire on the fifteenth anniversary of the date of this Agreement unless any such obligation expires prior to such fifteenth anniversary date pursuant to the terms of this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first referred to above.

HAGGAR CORP.

By:	/s/ J. M. Haggar, III
Name:	J. M. Haggar, III
Title:	Chairman & Chief Executive Officer

/s/ Mark E. Schwarz
Mark E. Schwarz

NEWCASTLE CAPITAL GROUP, L.L.C.

By:	/s/ Mark E. Schwarz
Mark E. Schwarz
Managing Member

NEWCASTLE CAPITAL
MANAGEMENT, L.P.

By:	Newcastle Capital Group, L.L.C.,
its general partner

By:	/s/ Mark E. Schwarz
Mark E. Schwarz
Managing Member

NEWCASTLE PARTNERS, L.P.

By:	Newcastle Capital Management, L.P.,
its general partner

By:	Newcastle Capital Group, L.L.C.,
its general partner

By:	/s/ Mark E. Schwarz
Mark E. Schwarz
Managing Member